UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2006
AMB PROPERTY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13545	94-3281941
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of Principal Executive Offices) (Zip Code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     On August 10, 2006, AMB Property, L.P., of which we are the sole general partner, commenced a medium-term note program for the possible issuance, from time to time, of up to $500,000,000 of its medium-term notes, Series C, which will be guaranteed by us, pursuant to a Registration Statement on Form S-3, File No. 333-135210, declared effective by the U.S. Securities and Exchange Commission on July 5, 2006, and supplemented by a prospectus supplement dated August 10, 2006. The medium-term notes are issuable pursuant to an Indenture by and among AMB Property, L.P., U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company of California, N.A., as trustee, and us, dated as of June 30, 1998, as supplemented by the Seventh Supplemental Indenture, dated as of August 10, 2006. The Indenture and the Seventh Supplemental Indenture are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The forms of the fixed rate note and floating rate note are attached as exhibits to the Seventh Supplemental Indenture and incorporated herein by reference.
     On August 10, 2006, we entered into a Distribution Agreement (which is attached hereto as Exhibit 1.1 and incorporated herein by reference) with AMB Property, L.P., Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Commerzbank Capital Markets Corp., Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC, pursuant to which AMB Property, L.P. appointed each of them as its agent for the purpose of soliciting and receiving offers to purchase the medium-term notes. In addition, any agent may also purchase medium-term notes as principal pursuant to a terms agreement relating to the applicable sale.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
1.1	Distribution Agreement, dated as of August 10, 2006, by and among AMB Property, L.P., AMB Property Corporation, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Commerzbank Capital Markets Corp., Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC.

4.1	Indenture, dated as of June 30, 1998, by and among AMB Property, L.P., AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee.

4.2	Seventh Supplemental Indenture, dated as of August 10, 2006, by and among AMB Property, L.P., AMB Property Corporation and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company of California, N.A., as trustee, including the Form of Fixed Rate Medium-Term Note, Series C, attaching the Form of Parent Guarantee, and the Form of Floating Rate Medium-Term Note, Series C, attaching the Form of Parent Guarantee.

25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of U.S. Bank National Association, as trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: August 10, 2006	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
1.1	Distribution Agreement, dated as of August 10, 2006, by and among AMB Property, L.P., AMB Property Corporation, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Scotia Capital (USA) Inc., Commerzbank Capital Markets Corp., Wachovia Capital Markets, LLC, J.P. Morgan Securities Inc., Wells Fargo Securities, LLC and PNC Capital Markets LLC.

4.1	Indenture, dated as of June 30, 1998, by and among AMB Property, L.P., AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee.

4.2	Seventh Supplemental Indenture, dated as of August 10, 2006, by and among AMB Property, L.P., AMB Property Corporation and U.S. Bank National Association, as successor-in-interest to State Street Bank and Trust Company of California, N.A., as trustee, including the Form of Fixed Rate Medium-Term Note, Series C, attaching the Form of Parent Guarantee, and the Form of Floating Rate Medium-Term Note, Series C, attaching the Form of Parent Guarantee.

25.1	Form T-1 Statement of Eligibility Under the Trust Indenture Act of 1939 of U.S. Bank National Association, as trustee.